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                                                                       EXHIBIT 1

                                   [.] Shares



                  FIRST REPUBLIC PREFERRED CAPITAL CORPORATION



                      [.]% NONCUMULATIVE PERPETUAL SERIES D
                                 PREFERRED STOCK








                             UNDERWRITING AGREEMENT







                                    [.], 2003

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                                                                       [.], 2003

Morgan Stanley & Co. Incorporated
[NAMES OF OTHER CO-MANAGERS]
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Dear Sirs and Mesdames:

     First Republic Preferred Capital Corporation, a Nevada corporation (the "Company"), proposes to issue and sell to the several Underwriters named in
Schedule I hereto (the "Underwriters") [.] shares of its [.]% Noncumulative Perpetual Series D Preferred Stock, par value $[.] per share (the "Firm Shares"). The Company also proposes to issue and sell to the several Underwriters not more than an additional [.] shares of its [.]% Noncumulative Perpetual Series D Preferred Stock, par value $[.] per share (the "Additional Shares") if and to the extent that you, as Managers of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of preferred stock granted to the Underwriters in Section 2 hereof.

     The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares."

     Each of the Shares is exchangeable, on the terms set forth in the Certificate of Designations of the Company for the Series D Preferred Stock (the "Certificate of Designations"), for 1/40 of a share of the [.]% Noncumulative Perpetual Series D Preferred Stock (the "Bank Preferred Stock") of First Republic Bank, a Nevada banking corporation (the "Bank"), which Bank Preferred Stock is described in and subject to the conditions set forth in the Certificate of Designations of the Bank with respect thereto (the "Bank Certificate of Designations")

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-11 (No. 333-____), including a prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration Statement"; the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the "Prospectus." If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement.

     1. Representations and Warranties. Each of the Company and the Bank, jointly and severally, represents and warrants to and agrees with each of the Underwriters that:

          (a) Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending

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     the effectiveness of the Registration Statement or any Rule 462(b)
     Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and the Company has complied with any request on the part of the Commission for additional information.

          At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and on the Closing Date (and, if any Additional Shares are purchased, on the Option Closing Date (as defined in Section 2)), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply, in all material respects, with the requirements of the Securities Act and the rules and regulations of the Commission under the Securities Act (the "Securities Act Regulations") (including Rule 415(a) of the Securities Act Regulations) and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and on the Closing Date (and, if any Additional Shares are purchased, on the Option Closing Date (as defined in Section 2)), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Morgan Stanley & Co. Incorporated expressly for use in the Registration Statement or Prospectus.

          (b) The Company and the Bank have not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares by the Underwriters, they will not distribute any offering materials in connection with the offering and sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus or other materials, if any, permitted by the Securities Act and the Securities Act Regulations.

          (c) The financial statements of the Bank included in the Prospectus and the Registration Statement present fairly in all material respects the financial position of the Bank and its consolidated subsidiaries as of the dates indicated and the consolidated results of operations and consolidated changes in financial position of such entities for the periods specified; such financial statements comply as to form with the applicable accounting requirements of the Securities Act and the Securities Act Regulations and have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis. The balance sheet of the Company included in the Prospectus and the Registration Statement presents fairly in all material respects the financial position of the Company as of the date indicated; such balance sheet complies as to form with the applicable accounting requirements of the Securities Act and the Securities Act Regulations and has been prepared in conformity with GAAP applied on a

                                       2

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     consistent basis. The selected financial data included in the Prospectus and Registration Statement present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein.

          (d) To the knowledge of the Company and the Bank, the accountants who certified the financial statements and supporting schedules of the Company and the Bank and its consolidated subsidiaries included or incorporated by reference in the Prospectus and the Registration Statement are independent public accountants as required by the Securities Act and the Securities Act Regulations.

          (e) Since the respective dates as of which information is given in the Prospectus and the Registration Statement, except as may otherwise be stated in or referred to therein: (A) there has not been any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, business prospects or operations of (i) the Company, whether or not arising in the ordinary course of business (a "Company Material Adverse Effect") or (ii) the Bank and its subsidiaries (other than the Company), whether or not arising in the ordinary course of business (a "Bank Material Adverse Effect" and, together with a Company Material Adverse Effect, a "Material Adverse Effect"), (B) there have been no transactions entered into by: (i) the Company or (ii) the Bank or any of its subsidiaries, in either case other than those in the ordinary course of business, which are material with respect to the Company or the Bank and its subsidiaries, as the case may be, and (C) except as disclosed in the Prospectus and the Registration Statement, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (f) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada and has full power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and the Registration Statement and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Company Material Adverse Effect.

          (g) The Bank has been duly organized and is validly existing as a Nevada banking corporation with full power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and the Registration Statement and to enter into its obligations under this Agreement; the Bank is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Bank Material Adverse Effect. The Bank's deposit accounts are insured by the Federal Deposit Insurance Corporation (the "FDIC") to the fullest extent provided under applicable law, and no proceedings for the termination or revocation of such insurance are pending or, to the knowledge of the Bank, threatened.

                                       3

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          (h) The Company has no subsidiaries.

          (i) Each subsidiary of the Bank (other than the Company) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has full power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and the Registration Statement (or, if not so described, as presently conducted), and is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property of the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Bank Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Bank (other than the Company) has been duly authorized and validly issued and is fully paid and nonassessable and is owned, directly or through other subsidiaries of the Bank, by the Bank; and all of the capital stock of each subsidiary of the Bank that is owned by the Bank, directly or through other subsidiaries of the Bank, is owned free and clear of any pledge, lien, encumbrance, claim or equity.

          (j) The Company and the Bank and its subsidiaries have good and marketable title to all properties (real and personal) owned by the Company and the Bank and its subsidiaries, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (i) are described in the Prospectus and the Registration Statement or (ii) do not, singly or in the aggregate, result in a Material Adverse Effect.

          (k) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus and the Registration Statement in the column entitled "Actual" under the caption "Capitalization" (except for (i) subsequent issuances, if any, pursuant to this Agreement, (ii) the issuance of shares of the Company's common stock to the Bank as contemplated in the Prospectus and the Registration Statement). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. None of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company.

          (l) All of the outstanding shares of common stock of the Bank have been duly authorized and validly issued, are fully paid and nonassessable. The authorized, issued and outstanding capital stock and any outstanding short-term debt, long-term debt and capital lease obligations of the Bank at December 31, 2002 are as set forth in the consolidated financial statements of the Bank included in the Prospectus and the Registration Statement, and any subsequent borrowings and issuances have been made in the ordinary course of business.

          (m) This Agreement has been duly authorized, executed and delivered by each of the Company and the Bank.

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          (n) The Shares have been duly authorized for issuance and sale to the
     Underwriters and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and nonassessable; the Shares conform in all material respects to the statements relating thereto contained in the Prospectus and the Registration Statement and such description conforms in all material respects to the provisions of the Certificate of Designations; the relative rights, preferences, interests and powers of the Shares are as set forth in the Certificate of Designations relating thereto; and the issuance of the Shares is not subject to the preemptive or other similar rights of any security holder of the Company.

          (o) The Bank Preferred Stock has been duly authorized and, when issued upon an automatic exchange (as described in the Prospectus and the Registration Statement), will have been validly issued, fully paid and nonassessable; the Bank Preferred Stock conforms in all material respects to the statements relating thereto contained in the Prospectus and the Registration Statement and such description conforms in all material respects to the provisions of the Bank Certificate of Designations; the relative rights, preferences, interests and powers of the Bank Preferred Stock are as set forth in the Bank Certificate of Designations; and the issuance of shares of the Bank Preferred Stock is not subject to the preemptive or other similar rights of any security holder of the Bank.

          (p) None of the Bank, the Company or any of the Bank's subsidiaries is in violation of its charter or by-laws or, to the knowledge of the Bank and the Company, in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Bank, the Company or any of the Bank's subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Bank, the Company or any of the Bank's subsidiaries is subject, except for such defaults as would not result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Prospectus and the Registration Statement, (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus and the Registration Statement under the caption "Use of Proceeds") and compliance by the Company and the Bank with their respective obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or result in a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any of their respective property or assets pursuant to their respective articles of incorporation, charter or by-laws or any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound, or to which any of its property or assets is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances as would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of their respective articles of incorporation, charter or by-laws or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government

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     instrumentality or court, domestic or foreign, having jurisdiction over them or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or the Bank, as applicable.

          (q) Except as disclosed in the Prospectus and the Registration Statement, the Company and the Bank and its subsidiaries are conducting their respective businesses in compliance in all material respects with all laws, rules, regulations, decisions, directives and orders (including, without limitation, all regulations and orders of, or agreements with, the FDIC and the Commissioner, Department of Business and Industry, Financial Institutions Division, State of Nevada) applicable to them. There is no action, suit, investigation or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company or the Bank, threatened against or affecting the Company, the Bank or any of its subsidiaries (i) that is required to be disclosed in the Prospectus and the Registration Statement but that is not disclosed therein, (ii) that reasonably could be expected to result in a Company Material Adverse Effect or a Bank Material Adverse Effect or (iii) that reasonably could be expected to adversely affect the consummation of the transactions contemplated in this Agreement.

          (r) The Bank is the beneficial owner of at least 90% of the outstanding common stock of the Company.

          (s) There are no contracts or documents which are required to be described in the Prospectus and the Registration Statement or to be filed as exhibits thereto which have not been so described or filed, as required by the Securities Act.

          (t) The Company is organized and carries on its business so as to qualify as a "real estate investment trust" (a "REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), and no transaction or other event has occurred which would cause the Company to fail to qualify as a REIT under the Code for its current taxable year or for future taxable years.

          (u) The Company and the Bank and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and none of the Bank, the Company or any of the Bank's subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Bank, the Company or any of the Bank's subsidiaries therein, and which infringement or conflict (if the subject of any

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     unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

          (v) Neither the Company nor the Bank is, and upon the issuance and sale of the Shares as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus and the Registration Statement, neither the Company nor the Bank will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          (w) Except as disclosed in the Prospectus, the Company (i) is the sole owner of the mortgage loans as set forth in the Prospectus and such ownership is free and clear of any lien, security interest or other encumbrances, (ii) has not granted, and will not grant, any participation or other interest or assignment, other option or rights to such loans and
     (iii) has not pledged collaterally, assigned or otherwise hypothecated any interest therein.

          (x) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company or the Bank of their respective obligations hereunder, in connection with the offering, issuance or sale of the Shares hereunder or the consummation of the transactions contemplated by this Agreement, except
     (i) such as have been or will be obtained, (ii) as may be required under the Securities Act or the Securities Act Regulations or state securities laws, (iii) the filing of the Certificate of Designations and the Bank Certificate of Designations with the appropriate authority in the State of Nevada and (iv) where the failure to comply would not result in a Material Adverse Effect.

          (y) The Company and the Bank and its subsidiaries have filed all Federal, state, local and foreign tax returns that are required to be filed or have duly requested extensions thereof and have paid all taxes required to be paid by any of them and any related assessments, fines or penalties, except for any such tax, assessment, fine or penalty that is being contested in good faith by appropriate proceedings, except where the failure to do so would not result in a Material Adverse Effect; and adequate charges, accruals and reserves have been provided for in the financial statements referred to in Section 1(d) above in respect of all federal, state, local and foreign taxes for all periods as to which the tax liability of the Company or the Bank or its subsidiaries has not been finally determined or remains open to examination by applicable taxing authorities, except where the failure to do so would not result in a Material Adverse Effect.

          (z) The Company and the Bank and its subsidiaries carry or are entitled to the benefits of insurance in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business and of the same or similar size and complexity, and all such insurance is in full force and effect.

          (aa) The Company and the Bank and its subsidiaries possess all material permits, licenses, approvals, consents and other authorizations (collectively,

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     "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by each of them or proposed to be operated by them as described in the Prospectus and the Registration Statement; the Company and the Bank and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse Effect; and neither the Company nor the Bank has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate would result in a Material Adverse Effect.

          (bb) Neither the Company nor the Bank has taken, directly or indirectly, any action designed to, or that has constituted or might reasonably be expected to cause or result in, stabilization or manipulation of the price of the Shares.

          (cc) Shares of the Bank Preferred Stock are exempt securities under
     Section 3(a)(2) of the Securities Act, and registration under the Securities Act is not required in connection with the offer and sale of the Bank Preferred Stock as contemplated herein.

          (dd) Prior to the Closing Date, the Bank shall have filed a dated copy of the Bank Certificate of Designations, duly authorized and adopted by the Bank, with the Secretary of State of the State of Nevada.

          (ee) Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, to the knowledge of the Company, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorization and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violations, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean up or remediation, or an action, suit or proceeding by any private party or governmental body or agency,

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     against or affecting the Company or any of its subsidiaries relating to
     Hazardous Materials or any Environmental Laws.

          (ff) Except as described in the Registration Statement and the Prospectus, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act.

     2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective numbers of Firm Shares set forth in Schedule I hereto opposite its name at $[.] a share (the "Purchase Price") plus accrued dividends, if any, to the Closing Date.

     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to [.] Additional Shares at the Purchase Price plus accrued dividends, if any, to the Closing Date. You may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice of each election to exercise the option not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in
Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased (an "Option Closing Date"), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

     The Company hereby agrees that during the period beginning on the date hereof and continuing to and including the Closing Date, it will not offer, sell, contract to sell or otherwise dispose of any preferred stock of the Company or warrants to purchase preferred stock of the Company substantially similar to the Shares (other than the Shares) without the prior written consent of Morgan Stanley & Co. Incorporated.

     3. Terms of Public Offering. The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company is further advised by you that the Shares are to be offered to the public initially at $[.] a share (the "Public Offering Price") plus accrued dividends, if any, to the Closing Date and to certain dealers selected by you at a price that represents a concession not in excess of $[.] a share under the Public Offering Price, and that any Underwriter may allow, and

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such dealers may reallow, a concession, not in excess of $[.] a share, to any
Underwriter or to certain other dealers.

     4. Payment and Delivery. Payment for the Firm Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on [.], 2003, or at such other time on the same or such other date, not later than [.], 2003, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

     Payment for any Additional Shares shall be made by to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 2 or on such other date, in any event not later than [.], 2003, as shall be designated in writing by you.

     The Firm Shares and Additional Shares shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefore.

     5. Conditions to the Underwriters' Obligations. The obligations of the Company to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than _____ (New York City time) on the date hereof and the following further conditions:

          (a) The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and on the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. The Prospectus shall have been filed with the Commission in accordance with Rule 424(b).

          (b) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

               (i) On the Closing Date, the Shares shall be rated at least "BB" by Standard & Poor's Rating Services, a division of McGraw-Hill, Inc., and "BBB-" by Fitch IBCA, Inc. and the Company shall have delivered to the Underwriters a letter dated the Closing Date, from each such rating agency, or other evidence satisfactory to the Underwriters, confirming that the Shares have such ratings; and there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

               (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole or the Bank and its subsidiaries, taken as a whole, on each case, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          (c) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(b)(i) above and to the effect that (i) the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date; (ii) the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date; and (iii) there has been no Company Material Adverse Effect; and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

          (d) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Bank, to the effect set forth in Section 5(b)(i) above and to the effect that (i) the representations and warranties of the Bank contained in this Agreement are true and correct as of the Closing Date; (ii) the Bank has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date; and (iii) there has been no Bank Material Advese Effect.

     The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

          (e) The Underwriters shall have received on the Closing Date an opinion of Clifford Chance US LLP, special counsel for the Company and the Bank, dated the Closing Date, to the effect that:

               (i) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Company Material Adverse Effect.

               (ii) The Registration Statement, at the time that it became effective, and the Prospectus, as of its date and as of the Closing Date (in each case, other than documents incorporated by reference and the financial statements and other financial and statistical information therein, as to which such counsel need not express an opinion), complied as to form in all material respects with the applicable requirements of the Securities Act and the rules and regulations promulgated thereunder.

               (iii) The Company is not, and upon the issuance and sale of the Shares as contemplated by this Agreement and the application of the net proceeds therefrom as described in the Prospectus under the caption "Use of Proceeds" will not be, an "investment company" as that term is defined in the Investment Company Act of 1940, as amended.

               (iv) For its initial taxable year ended December 31, 1999, and for its taxable years ended December 31, 2000, December 31, 2001 and December 31, 2002, the Company was organized and has operated in conformity with the requirements for qualification as a REIT under the Code, and the Company's present and proposed method of operation, as represented by the Company, will permit the Company to continue to so qualify.

               (v) Nothing has come to the attention of such counsel that would lead such counsel to believe that the Prospectus (except for the documents incorporated by reference therein and the financial statements and other financial and statistical information therein, as to which such counsel need not express any opinion), as of its date or the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (f) The Underwriters shall have received on the Closing Date an opinion of Lionel, Sawyer & Collins, special Nevada counsel to the Company and the Bank, dated as of the Closing Date, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

               (ii) The Bank has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of Nevada and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

               (iii) The authorized, issued and outstanding capital stock of the Company, as of the date hereof, is as described in the Prospectus under the heading "Capitalization." All of the shares of common stock, par value $0.01 per share, of the Company shown as issued and outstanding under such descriptions (the "Common Stock") are duly authorized and validly issued, and are fully paid and non-assessable under Chapter 78 of the Nevada Revised Statutes (the "NGCL" ). To the knowledge of such counsel, the Common Stock is owned by the Bank free and clear of any security interest, mortgage, pledge, lien, or encumbrance. The Common Stock conforms to the statements relating thereto contained in the Prospectus and such description conforms to the provisions of the Articles of Incorporation of the Company. The relative rights, preferences, interests and powers of the Common Stock are as set forth in the Articles of Incorporation of the Company and Nevada law; and the issuance of the Common Stock is not subject to the preemptive or other similar rights of any security holder of the Company under Nevada law, the Company's Articles of Incorporation or Bylaws or, to the knowledge of such counsel, any contract or agreement by which the Company is bound.

               (iv) The Shares have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Shares conform to the statements relating thereto contained in the Prospectus and such description conforms to the provisions of the Certificate of Designations; the relative rights, preferences, interests and powers of the Shares are as set forth in the Certificate of Designations relating thereto; and the issuance of the Shares is not subject to the preemptive or other similar rights of any security holder of the Company under Nevada law, the Company's Articles of Incorporation or Bylaws or, to the knowledge of such counsel, any contract or agreement by which the Company is bound.

               (v) The Bank Preferred Shares have been duly authorized and, when issued pursuant to the Bank Certificate of Designations, will have been validly issued and fully paid and non-assessable; the Bank Preferred Shares conform to the statements relating thereto contained in the Prospectus and such description conforms to the provisions of the Bank Certificate of Designations; the relative rights, preferences, interests and powers of the Bank Preferred Shares are as set forth in the Bank Certificate of Designations; and the issuance of the Bank Preferred Shares is not subject to the preemptive or other similar rights of any security holder of the Bank under Nevada law, the Bank's Articles of Incorporation or Bylaws or, to the knowledge of such counsel, any contract or agreement by which the Bank is bound.

               (vi) This Agreement has been duly authorized, executed and delivered on behalf of each of the Company and the Bank.

               (vii) The execution, delivery as of the date hereof by the Company and the Bank of this Agreement and the consummation of the transactions contemplated herein and in the Prospectus, (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company and the Bank with their respective obligations hereunder will not, whether with or without the giving of notice or passage of time or both, result in any violation of the provisions of their respective charter or by-laws or any applicable law, statute, rule or regulation or, to the knowledge of such counsel, any judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over them or any of their assets, properties or operations, except that such counsel need not express any opinion as to any Blue Sky laws.

               (viii) The certificate representing the Shares complies in all material respects with the requirements of the NGCL and the applicable requirements of the Articles of Incorporation and the Bylaws of the Company.

               (ix) Except as previously made or obtained, as the case may be, to the knowledge of such counsel, no authorization, approval, consent, order, registration, qualification or decree of any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations under this Agreement or in connection with the issuance and sale of the Shares or the consummation of the transactions contemplated by this Agreement (except that such counsel need not express any opinion with respect to any Blue Sky laws).

               (x) To the knowledge of such counsel, there is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending or threatened, against or affecting the Company or the Bank or its subsidiaries which is not disclosed in the Prospectus which, individually or in the aggregate, might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of this Agreement or the performance by the Company or the Bank of its obligations hereunder.

          (g) The Underwriters shall have received on the Closing Date an opinion of Edward J. Dobranski, Senior Vice President and General Counsel of the Bank, dated as of the Closing Date to the effect that:

               (i) The Bank is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Bank Material Adverse Effect.

               (ii) The Company has no subsidiaries.

               (iii) The Bank is an insured depository under the Federal Deposit Insurance Act and, to the knowledge of such counsel, no proceeding for the termination or revocation of such insurance is pending or currently threatened.

               (iv) The execution and delivery of this Agreement by the Company and the Bank and the consummation of the transactions contemplated herein and in the Prospectus and compliance by the Company and the Bank with their respective obligations under this Agreement will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any of their respective property or assets pursuant to, any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which either is a party or by which either may be bound, or to which any of their property or assets is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect).

               (v) There is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of such counsel, threatened, against or affecting the Company or the Bank or its subsidiaries that is not disclosed in the Registration Statement which, individually or in the aggregate, might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of the Company or the Bank or the consummation of the transactions contemplated by this Agreement or the performance by the Company or the Bank of its obligations hereunder.

               (vi) Each of the Bank, its subsidiaries and the Company has good and marketable title to all properties (real and personal) owned by them, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (i) are described in the Prospectus and the Registration Statement or (ii) do not, singly or in the aggregate, result in a Material Adverse Effect.

               (vii) No approval, authorization, consent, order or decree of any Federal or Nevada court or governmental authority or agency is required for the consummation by the Company or the Bank of the transactions contemplated by this Agreement or in connection with the sale of the Shares hereunder, except such as have been obtained or rendered, as the case may be, or as may be required under the Federal securities or state securities laws.

          (h) The Underwriters shall have received on the Closing Date an opinion of Sidley Austin Brown & Wood LLP, counsel for the Underwriters, to the effect that:

               (i) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Nevada.

               (ii) The Shares have been duly authorized by the Company for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and non-assessable under chapter 78 of the NGCL and the Articles of Incorporation or Bylaws of the Company.

               (iii) The Bank Shares have been duly authorized by the Bank for issuance and, when issued and delivered by the Bank pursuant to the Bank's certificate of designation relating to the Bank Shares in exchange for the Shares, will be validly issued, fully paid and non-assessable under chapter 78 of the NGCL and the Articles of Incorporation or Bylaws of the Bank.

               (iv) This Agreement has been duly authorized, executed and delivered by the Company and the Bank.

               (v) The Registration Statement has been declared effective under the Securities Act; to the knowledge of such counsel, the Prospectus has been filed pursuant to Rule 424(b) of the Securities Act Regulations in the manner and within the time period required by Rule 424(b); and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

               (vi) The Registration Statement and the Prospectus (in each case, other than documents incorporated by reference and the financial statements and supporting schedules and other financial or statistical data included therein or omitted therefrom, as to which no opinion is rendered), as of their respective effective or issue dates, as the case may be, each appeared on its face to be appropriately responsive in all material respects to the applicable requirements of the Securities Act and the Securities Act Regulations.

               (vii) Although such counsel is not passing upon or assuming responsibility for the accuracy, completeness or fairness of the statements included or incorporated by reference in the Registration Statement, the Prospectus or the documents incorporated by reference therein and has made no independent check or verification thereof, nothing has come to the attention of such counsel which has led it to believe that the Registration Statement (except for the documents incorporated by reference therein and the financial statements and supporting schedules and other financial or statistical data included therein or omitted therefrom, as to which such counsel need not express any opinion), at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for the documents incorporated by reference therein and the financial statements and supporting schedules and other financial or statistical data included therein or omitted therefrom, as to which such counsel need not express any opinion), as of its date or on the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     With respect to Section 5(e)(v) and Section 5(h)(vii), Clifford Chance US LLP and Sidley Austin Brown & Wood LLP may state that their beliefs are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to the opinion of Sidley Austin Brown & Wood LLP, such opinion may state that such counsel expresses no opinion as to the laws, rules or regulations of any other jurisdiction or as to the municipal laws or the laws, rules or regulations of any local agencies or governmental authorities of or within the State of New York or as to any matters arising thereunder or relating thereto and that to the extent that any of the matters set forth in such counsel's opinion are governed by or arise under the laws of the State of Nevada, such counsel has relied without independent investigation upon the opinion of Lionel Sawyer & Collins as to all matters governed by or arising under the laws of the State of Nevada, and all such matters are subject to the qualifications, exceptions, assumptions and limitations set forth in such opinion.

     The opinions of Clifford Chance US LLP, Lionel, Sawyer & Collins and Edward
J. Dobranski described in Sections 5(e), (f) and (g) above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

          (i) The Underwriters shall have received, on each of the date hereof and on the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from KPMG LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

          (j) The National Association of Securities Dealers shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (k) The Shares shall have been approved for quotation on the Nasdaq National Market, subject only to official notice of issuance.

     The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares to be sold on such Option Closing Date and other matters related to the issuance of such Additional Shares.

     6. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, each of the Company and the Bank, jointly and severally covenants with each Underwriter as follows:

          (a) To comply with the requirements of Rule 430A, if applicable, and will notify you immediately (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. To use reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) To furnish to you, without charge, [.] signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in
     Section 6(d) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

          (c) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

          (d) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          (e) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

          (f) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending [.], 2004 that satisfies the provisions of
     Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

          (g) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated there-with, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 6(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Shares and all costs and expenses incident to listing the Shares on the Nasdaq National Market, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company and the Bank relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing this Agreement and (x) all other costs and expenses incident to the performance of the obligations of the Company and the Bank hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 7 entitled "Indemnity and Contribution", and the last paragraph of Section 9 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

          (h) To use reasonable efforts to effect and maintain the quotation of the Shares on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market.

          (i) To not without the prior written consent of Morgan Stanley & Co. Incorporated, (i) offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establishing or increasing a put equivalent position or liquidating or decreasing a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") with respect to, any securities with characteristics and terms similar to or convertible into, or exercisable or exchangeable for, the Shares or Bank Preferred Stock; or
     (ii) publicly announce an intention to effect any such transaction, for a period of 30 days after the date of this Agreement.

          (j) During the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, to file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the Commission thereunder.

          (k) To advise the Underwriters promptly, and if requested by the Underwriters, will confirm such advice in writing, so long as delivery of a prospectus relating to the Shares by an underwriter or dealer may be required under the Securities Act or the Securities Act Regulations, of (i) any material change in the Company's or the Bank's condition (financial or otherwise), prospects, earnings, business or properties or (ii) any new material information relating to the Company or the Bank or relating to any matter stated in the Prospectus or the Registration Statement which comes to the attention of the Company.

          (l) To cooperate with the Underwriters and use its reasonable best efforts to permit the Shares to be eligible for clearance and settlement through the facilities of DTC.

          (m) To use the proceeds received by it from the sale of the Shares in the manner specified in the Prospectus under "Use of Proceeds."

          (n) The Company and the Bank will each continue to use their respective commercially reasonable best efforts to cause the Company to continue to qualify as a REIT under the Code.

     7. Indemnity and Contribution. (a) Each of the Company and the Bank, jointly and severally, agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Bank and their respective directors and officers who sign the Registration Statement and each person, if any, who controls the Company or the Bank within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Bank to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to Section 7(a), and by the Company and the Bank, in the case of parties indemnified pursuant to Section 7(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) To the extent the indemnification provided for in Section 7(a) or 7(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Bank on the one hand and the Underwriters on the other hand from the offering of the Shares or
     (ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Company and the Bank on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Bank on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company and the Bank on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Bank, on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

          (e) The Company, the Bank and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (f) The indemnity and contribution provisions contained in this
     Section 7 and the representations, warranties and other statements of the Company and the Bank contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter or by or on behalf of the Company, the Bank, their respective officers or directors or any person controlling the Company or the Bank and (iii) acceptance of and payment for any of the Shares.

     8. Termination. The Underwriters may terminate this Agreement by notice given by you to the Company or the Bank, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company or the Bank shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

     9. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

     If, on a Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

     10. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     11. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

     12. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                  Very truly yours,

                                  FIRST REPUBLIC PREFERRED CAPITAL CORPORATION


                                  By: __________________________________________
                                  Name: ________________________________________
                                  Title: _______________________________________


                                  FIRST REPUBLIC BANK


                                  By: __________________________________________
                                  Name: ________________________________________
                                  Title: _______________________________________

                                  Accepted as of the date hereof

                                  Morgan Stanley & Co. Incorporated
                                  [NAMES OF OTHER CO-MANAGERS]



                                  Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto.

                                  By: Morgan Stanley & Co. Incorporated


                                  By: __________________________________________
                                  Name: ________________________________________
                                  Title: _______________________________________

                                   SCHEDULE I

                                                                 Number of Firm
                                                                 Shares To Be
Underwriter                                                      Purchased

Morgan Stanley & Co. Incorporated ..............................
[NAMES OF OTHER CO-MANAGERS]. ..................................
[NAMES OF OTHER UNDERWRITERS]. .................................
         Total .................................................